UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Adaptimmune Therapeutics plc (the “Company”) held its annual general meeting (the “Annual Meeting”) on May 16, 2023. There were 994,238,568 ordinary shares entitled to vote at the Annual Meeting based on the number of issued ordinary shares outstanding as of May 12, 2023, of which approximately 940,124,690 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing American Depositary Shares each of which, in turn, represents six ordinary shares. Of the ordinary shares entitled to vote, holders representing 730,781,020 shares, or approximately 73.50%, were present in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of one or more shareholders holding at least one-third of the issued share capital as of May 16, 2023 and entitled to vote would constitute a quorum for the transaction of business at the Annual Meeting.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2023. All matters were approved on a poll in accordance with the Company’s Articles of Association. Set forth below are the total number of proxy votes and the votes by those holders present at the Annual Meeting received for and against each matter, as well as the total number of proxy abstentions (or votes withheld) received and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

Resolution 1 – Ordinary Resolution to re-elect Mr. Adrian Rawcliffe as a Director:

For	Against	Abstain	Broker Non-Votes
721,875,818	4,761,258	4,143,944	258,184,704

Resolution 2 – Ordinary Resolution to re-elect Ms. Barbara Duncan as a Director:

For	Against	Abstain	Broker Non-Votes
696,598,952	30,075,570	4,106,498	258,184,704

Resolution 3 – Ordinary Resolution to re-appoint KPMG LLP as auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders:

For	Against	Abstain	Broker Non-Votes
729,017,110	1,446,954	316,956	258,184,704

Resolution 4 – Ordinary Resolution to authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
721,425,910	1,573,272	7,781,838	258,184,704

Resolution 5 – Ordinary Resolution to receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2022 and to note that the Directors do not recommend the payment of any dividend for the year ended December 31, 2022:

For	Against	Abstain	Broker Non-Votes
728,772,358	1,652,454	356,208	258,184,704

Resolution 6 – Ordinary Resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2022:

For	Against	Abstain	Broker Non-Votes
713,633,150	16,806,320	341,550	258,184,704

Resolution 7 – Ordinary Resolution to receive and approve the Company’s U.K. statutory Directors’ remuneration report for the year ended December 31, 2022:

For	Against	Abstain	Broker Non-Votes
726,972,352	3,339,912	468,756	258,184,704

Resolution 8 – Ordinary Resolution to authorize the Directors, in accordance with section 551 of the U.K. Companies Act 2006 (the “2006 Act”), to allot shares in the Company or grant rights to subscribe for or to convert any security into shares:

For	Against	Abstain	Broker Non-Votes
707,163,208	23,130,336	487,476	258,184,704

Resolution 9 – Special Resolution to empower the Directors to allot equity securities for cash pursuant to section 570(1) of the 2006 Act as if section 561(1) of the 2006 Act did not apply to such allotment:

For	Against	Abstain	Broker Non-Votes
706,006,444	24,440,526	334,050	258,184,704

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 16, 2023	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary